Attachment 1—Letter to Contract Owners
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148676
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148459
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148444
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148940
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148387
(logo Great American Financial Resources)
Annuity Investors
Life Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.GAFRI.com
Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45202
Dear Variable Annuity Contract Owner or Participant:
Thank you for choosing Annuity Investors Life Insurance Company® to help meet your retirement planning needs. Annuity Investors Life Insurance Company is a proud member of the Great American Financial Resources®, Inc. family of companies, and we appreciate the opportunity to serve you.
The enclosed document is the June 30, 2009 Semi-Annual Report information for the underlying investments of your variable annuity contract, issued by Annuity Investors Life Insurance Company. This document is reflective of your subaccount allocation as of this date. Carefully review this material, and retain it for your records.
Please note any discussion of performance within the portfolio reports may differ from performance information reported by our company. This is because performance reported by our company includes your contract’s fees and charges. Keep in mind, past performance cannot predict or guarantee future returns.
If you have any questions, please contact either your investment professional or the Annuity Investors® Life Variable Annuity Service Center at (800) 789-6771. We thank you for your business and look forward to serving you in the future.
Sincerely,
Great American Financial Resources
This report is for the information of owners of, and participants in, contracts issued by Annuity Investors Life Insurance Company. It is authorized for distribution to others only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, please call (800) 789-6771.

Principal Underwriter/Distributor: Great American Advisors®, Inc., member FINRA, and a subsidiary of Great American Financial Resources®, 525 Vine Street, Cincinnati, OH 45202	Our subsidiaries include:	Great American Life Insurance Company®
Annuity Investors Life Insurance Company®
Loyal American Life Insurance Company®
United Teacher Associates Insurance Company
Manhattan National Life Insurance Company

Attachment 2—List of Underlying Portfolios
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148676
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148459
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148444
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148940
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148387

1940 Act Number

AIM Variable Insurance Funds	811-07452
• AIM V.I. Capital Development Fund—Series II Shares
• AIM V.I. Global Real Estate Fund—Series II Shares
• AIM V.I. International Growth Fund—Series II Shares
• AIM V.I. Mid Cap Core Equity Fund—Series II Shares
• AIM V.I. Small Cap Equity Fund—Series I Shares

AllianceBernstein Variable Portfolio Series	811-05398
• AllianceBernstein VPS International Value Portfolio—Class B

American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Large Company Value Fund—Class II
• American Century VP Mid Cap Value Fund—Class II
• American Century VP VistaSM Fund—Class I

Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio

Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio

Dreyfus Investment Portfolios	811-08673
• Dreyfus IP MidCap Stock Portfolio—Service Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Service Shares	811-07044

Dreyfus Stock Index Fund, Inc.—Service Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Money Market Portfolio

DWS Variable Series II	811-05002
• DWS Variable Series II Global Thermatic VIP—Class A

Financial Investors Variable Insurance Trust	811-21987
• Ibbotson Balanced ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Conservative ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Growth ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Income and Growth ETF Asset Allocation Portfolio—Class II Shares

Franklin Templeton Variable Insurance Products Trust	811-05583
• Franklin U.S. Government Fund—Class 2
• Franklin Small Cap Value Securities Fund—Class 2
• Mutual Shares Securities Fund—Class 2
• Mutual Global Discovery Securities Fund—Class 2
• Templeton Foreign Securities Fund—Class 2
• Templeton Global Bond Securities Fund—Class 2

Janus Aspen Series	811-07736
• Janus Balanced Portfolio—Service Shares
• Janus Overseas (formerly International Growth) Portfolio—Service Shares
• Janus (formerly Large Cap Growth) Portfolio—Service Shares
• Janus Enterprise (formerly Mid Cap Growth) Portfolio—Service Shares

Neuberger Berman Advisers Management Trust	811-04255
• Neuberger Berman AMT Guardian Portfolio—Class S

1940 Act Number

Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Balanced Fund/VA—Service Shares (closed)
• Oppenheimer Capital Appreciation Fund/VA—Service Shares
• Oppenheimer Global Securities Fund/VA—Service Shares
• Oppenheimer Main Street Fund®/VA—Service Shares
• Oppenheimer Main Street Small Cap Fund/VA—Service Shares

PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT High Yield Portfolio—Administrative Class
• PIMCO VIT Real Return Portfolio—Administrative Class
• PIMCO VIT Total Return Portfolio—Administrative Class

Van Kampen—The Universal Institutional Funds, Inc.	811-07607
• Van Kampen UIF Core Plus Fixed Income Portfolio—Class I
• Van Kampen UIF Mid Cap Growth Portfolio—Class I
• Van Kampen UIF U.S. Mid Cap Value Portfolio—Class I
• Van Kampen UIF Value Portfolio—Class I

Wilshire Variable Insurance Trust	811-07917
• Wilshire 2015 ETF (formerly 2015 Moderate) Fund
• Wilshire 2025 ETF (formerly 2025 Moderate) Fund
• Wilshire 2035 ETF (formerly 2035 Moderate) Fund